SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


--------------------------------------------------------------------------------



                                   FORM 8-K/A

                                 CURRENT REPORT




 Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) March 31, 1998



                     GLENBOROUGH REALTY TRUST INCORPORATED
              (Exact name of registrant as specified in its charter)



     Maryland                       33-83506                     94-3211970
  (State or other                  (Commission                  (IRS Employer
  Jurisdiction of                  File Number                  I.D. Number)
   Incorporation)


400 South El Camino Real, Suite 1100, San Mateo, California 94402
--------------------------------------------------------------------------------
                (Address of principal executive offices)


Registrant's Telephone number, including area code:  (650) 343-9300


                                   N/A
--------------------------------------------------------------------------------
       (Former name, or former address, if changes since last report)


               This form 8-K/A contains a total of 31 pages

                           No Exhibits Required

                      GLENBOROUGH REALTY TRUST INCORPORATED
                             SUPPLEMENTAL INFORMATION
                                  March 31, 1998





Item 5.  Other Events

Glenborough Realty Trust Incorporated ("Glenborough") filed a Supplemental Information package as an exhibit to its Current Report on Form 8-K, filed April 29, 1998 (the "Original 8-K"). Glenborough hereby amends and restates the Original 8-K by amending the Supplemental Information package to (i) add clarifying language to the definitions of EBIDA, CAD and FFO in the glossary of the Supplemental Information package, (ii) to add line items regarding cash flows from operating activities, investing activities and financing activities and the ratio of earnings to fixed charges and (iii) to delete certain other line items.


Item 7.  Financial Statements and Exhibits

         Financial Statements:

             None

         Exhibits:

                                                           Page Number in
Exhibit No.           Description                          This Filing

99                    Supplemental Information as                4
                      of March 31, 1998

                       GLENBOROUGH REALTY TRUST INCORPORATED
                             SUPPLEMENTAL INFORMATION
                                  March 31, 1998


                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       GLENBOROUGH REALTY TRUST INCORPORATED


Date:  September 9, 1998                  By:      /s/ Stephen R. Saul
                                                -------------------------
                                                Stephen R. Saul
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)

                          GLENBOROUGH REALTY TRUST INCORPORATED
                                 SUPPLEMENTAL INFORMATION
                                      March 31, 1998


                                   Table of Contents



                                                                          PAGE

Real Estate Portfolio.......................................................5

Additions and Deletions to Portfolios During Period.........................9

Debt Summary...............................................................11

Corporate Operating Summary................................................12

Office Portfolio...........................................................14

Office/Flex Portfolio......................................................16

Industrial Portfolio.......................................................18

Retail Portfolio...........................................................20

Hotel Portfolio............................................................22

Multi-Family Portfolio.....................................................23

Lease Expiration Schedule..................................................24

Reconciliation of Property Income..........................................26

Glossary of Terms..........................................................27

Portfolio Managed by the Associated Companies..............................30



                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    March 31, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                         LOCATION                                SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

   Tradewinds Financial                          Phoenix                     AZ            17,778                  92%
   Vintage Pointe                                Phoenix                     AZ            56,112                  98%
   Warner Village Medical                        Fountain Valley             CA            32,272                  84%
   Hillcrest Office Plaza                        Fullerton                   CA            34,623                  94%
   Centerstone Plaza                             Irvine                      CA           157,579                  98%
   University Tech Center                        Pomona                      CA           100,516                  94%
   Academy Professional Center                   Rolling Hills               CA            29,960                  74%
   Dallidet Professional Center                  San Luis Obispo             CA            23,051                  87%
   400 South El Camino Real                      San Mateo                   CA           139,109                  98%
   Park Place                                    Clearwater                  FL           162,604                  97%
   Buschwood III                                 Tampa                       FL            76,930                  92%
   Temple Terrace Business Center                Temple Terrace              FL            79,393                 100%
   Ashford Perimeter                             Atlanta                     GA           288,278                  99%
   Powers Ferry Landing East                     Atlanta                     GA           393,672                 100%
   Capitol Center I, II & III                    Des Moines                  IA           161,468                 100%
   Oak Brook International                       Oak Brook                   IL            98,443                 100%
   Oakbrook Terrace Corporate Center III         Oakbrook Terrace            IL           253,069                  98%
   Columbia Centre II                            Rosemont                    IL           150,133                  94%
   Embassy Plaza                                 Schaumburg                  IL           141,829                  88%
   Leawood Office Building                       Leawood                     KS            93,667                 100%
   Blue Ridge Office Building                    Braintree                   MA            74,727                  98%
   Hartwood Building                             Lexington                   MA            52,721                 100%
   Bronx Park I                                  Marlborough                 MA            86,935                  80%
   Marlborough Corporate Place                   Marlborough                 MA           514,789                 100%
   Westford Corporate Center                     Westford                    MA           163,247                 100%
   Montgomery Executive Center                   Gaithersburg                MD           116,348                  87%
   Rockwall I & II                               Rockville                   MD           340,220                  88%
   Bond Street Building                          Farmington Hills            MI            40,595                  95%
   Riverview Office Tower                        Bloomington                 MN           227,149                 100%
   University Club Tower                         St. Louis                   MO           272,443                  91%
   Woodlands Plaza                               St. Louis                   MO            72,966                  99%
   Edinburgh Center                              Cary                        NC           115,030                  96%
   One Professional Square                       Omaha                       NE            34,836                  86%
   Regency Westpointe                            Omaha                       NE            35,937                  97%
   Morristown Medical Offices                    Bedminster                  NJ            14,255                 100%
   Bridgewater Exec. Quarters                    Bridgewater                 NJ            65,000                 100%
   Frontier Executive Quarters I                 Bridgewater                 NJ           224,314                 100%
   Frontier Executive Quarters II                Bridgewater                 NJ            40,565                 100%
   Gatehall                                      Parsippany                  NJ           113,604                  87%
   25 Independence Boulevard                     Warren                      NJ           106,879                 100%
   Citibank Park                                 Las Vegas                   NV           147,841                  86%
   Thousand Oaks                                 Memphis                     TN           418,458                  92%
   Post Oak Place                                Houston                     TX            57,411                  90%





                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    March 31, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                         LOCATION                                SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO (continued)

   4500 Plaza                                    Salt Lake City              UT            70,001                 100%
   700 South Washington                          Alexandria                  VA            56,348                 100%
   Cameron Run                                   Alexandria                  VA           143,707                 100%
   2000 Corporate Ridge                          McLean                      VA           255,980                  98%
   Globe Building                                Mercer Island               WA            24,779                 100%
                                                                                  ----------------            ---------

     Total Office Square Footage/Average % Occupied                                     6,377,571                  96%

OFFICE/FLEX PORTFOLIO

   Hoover Industrial                             Mesa                        AZ            57,441                  89%
   Magnolia Industrial                           Phoenix                     AZ            35,385                 100%
   Baseline Business Park                        Tempe                       AZ           100,204                  97%
   Kraemer Industrial Park                       Anaheim                     CA            55,246                  86%
   Dominguez Industrial                          Carson                      CA            85,120                  96%
   Sandhill Industrial Park                      Carson                      CA            90,922                 100%
   Chatsworth Industrial Park                    Chatsworth                  CA            29,764                 100%
   Glassell Industrial Center                    Orange                      CA            46,912                  74%
   Dunn Way Industrial                           Placentia                   CA            59,832                 100%
   Monroe Industrial                             Placentia                   CA            38,655                  80%
   Rancho Bernardo                               Rancho Bernardo             CA            52,865                  88%
   Scripps Terrace                               San Diego                   CA            56,796                  90%
   Tierrasanta Research Park                     San Diego                   CA           104,234                  78%
   Upland Industrial                             Upland                      CA            27,414                 100%
   Northglenn Business Center                    Denver                      CO            65,000                 100%
   Valley Business Park                          Denver                      CO           202,540                  90%
   Grand Regency Business Center                 Brandon                     FL            48,551                 100%
   Newport Business Center                       Deerfield Beach             FL            61,786                  92%
   Cypress Creek Business Center                 Ft. Lauderdale              FL            66,371                  91%
   Lake Point Business Park                      Orlando                     FL           135,032                  92%
   Fingerhut Business Center                     Tampa                       FL            48,840                 100%
   PrimeCo Business Center                       Tampa                       FL            48,090                 100%
   Oakbrook Corners                              Norcross                    GA           124,776                 100%
   The Business Park                             Norcross                    GA           157,153                  94%
   Park 100 - Building 42                        Indianapolis                IN            37,200                  79%
   Canton Business Center                        Canton                      MA            79,565                 100%
   Fisher-Pierce                                 Weymouth                    MA            79,825                 100%
   Columbia Warehouse                            Columbia                    MD            38,840                  88%
   Germantown Business Center I & II             Germantown                  MD            60,000                 100%
   Winnetka Industrial Center                    Crystal                     MN           188,260                 100%
   Bryant Lake Business Center                   Eden Prairie                MN           171,789                  96%
   Riverview Industrial Park                     St. Paul                    MN           113,700                 100%
   Woodlands Tech Center                         St. Louis                   MO            98,037                  96%
   Fox Hollow Business Quarters                  Branchburg                  NJ            42,173                  86%
   Fairfield Business Quarters                   Fairfield                   NJ            42,792                 100%
   Palms Business Center III                     Las Vegas                   NV           136,160                  93%



                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    March 31, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                         LOCATION                                SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

OFFICE/FLEXFOLIO (continued)

   Palms Business Center IV                      Las Vegas                   NV            37,414                  74%
   Palms Business Center North                   Las Vegas                   NV            92,087                 100%
   Palms Business Center South                   Las Vegas                   NV           132,387                  69%
   Post Palms Business Center                    Las Vegas                   NV           139,949                  82%
   Lehigh Valley Executive Campus                Allentown                   PA           161,421                  95%
   Clark Avenue                                  King of Prussia             PA            40,000                 100%
   Valley Forge Corporate Center                 Norristown                  PA           300,894                  94%
   Walnut Creek Business Center                  Austin                      TX           100,000                 100%
   Kent Business Park                            Kent                        WA           138,157                 100%
                                                                                  ----------------            ---------

     Total Office Square Footage/Average % Occupied                                     4,029,579                  93%

INDUSTRIAL PORTFOLIO

   Fifth Street Industrial                       Phoenix                     AZ           109,699                 100%
   Fairmont Commerce Center                      Tempe                       AZ            83,200                 100%
   Coronado Industrial                           Anaheim                     CA            95,732                 100%
   East Anaheim Industrial                       Anaheim                     CA           106,232                 100%
   Benicia Industrial Park                       Benicia                     CA           156,800                  69%
   Springdale Commerce Center                    Santa Fe Springs            CA           144,000                 100%
   Burnham Industrial Warehouse                  Boca Raton                  FL            71,168                 100%
   Airport Perimeter Business Park               College Park                GA           120,986                  81%
   Atlantic Industrial                           Norcross                    GA           187,843                  86%
   Bonnie Lane Business Center                   Elk Grove Village           IL           119,590                 100%
   Navistar International Transportation Corp.   W. Chicago                  IL           474,426                 100%
   Glenn Avenue Business Center                  Wheeling                    IL            82,000                 100%
   Wood Dale Business Center                     Wood Dale                   IL            89,718                  70%
   Park 100 - Building 46                        Indianapolis                IN           102,400                 100%
   J.I. Case Equipment Corp.                     Kansas City                 KS           199,750                 100%
   Forest Street Business Center                 Marlborough                 MA            32,500                 100%
   Southworth-Milton                             Milford                     MA           146,125                 100%
   Flanders Industrial Park                      Westborough                 MA           105,500                 100%
   Navistar International Transportation Corp.   Baltimore                   MD           274,000                 100%
   Eatontown Industrial                          Eatontown                   NJ            36,800                 100%
   Jencraft Industrial                           Totowa                      NJ           120,943                 100%
   J.I. Case Equipment Corp.                     Memphis                     TN           205,594                 100%
   Pinewood Industrial                           Arlington                   TX            46,060                 100%
   Mercantile I                                  Dallas                      TX           236,092                  95%
   Quaker Industrial                             Dallas                      TX            42,083                 100%
   Sea Tac II (1)                                Seattle                     WA            41,657                 100%
                                                                                  ----------------            ---------

     Total Office Square Footage/Average % Occupied                                     3,430,898                  96%

(1)The Company holds a  participating  first mortgage  interest in the property.
   In accordance with GAAP, GLB accounts for the property as though it holds fee title.



                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                    March 31, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                         LOCATION                                SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

   Park Center (1)                               Santa Ana                  CA             73,500                  98%
   Sonora Plaza                                  Sonora                     CA            162,126                  99%
   Piedmont Plaza                                Apopka                     FL            151,000                  98%
   River Run Shopping Center                     Miramar                    FL             92,787                  94%
   Westwood Plaza                                Tampa                      FL             99,304                  99%
   Shannon Crossing                              Atlanta                    GA             64,039                  96%
   Westbrook Commons                             Westchester                IL            132,190                  97%
   Goshen Plaza                                  Gaithersburg               MD             45,546                  85%
   Auburn North Shopping Center                  Auburn                     WA            158,596                  96%
                                                                                  ----------------            ---------

     Total Office Square Footage/Average % Occupied                                       979,088                  97%

HOTEL PORTFOLIO                                                                        # of Rooms           YTD % OCC.

   Country Inn & Suites By Carlson               Scottsdale                 AZ                163                  80%
   Country Suites By Carlson                     Tucson                     AZ                157                  79%
   Country Suites By Carlson                     Ontario                    CA                120                  73%
   Country Suites By Carlson                     Arlington                  TX                132                  56%
   Country Suites By Carlson (1)                 Irving                     TX                108                  61%
   Country Inn By Carlson                        San Antonio                TX                 64                  55%
                                                                                  ----------------            ---------

     Total Hotel Rooms/YTD Occupancy                                                          744                  71%

MULTI-FAMILY PORTFOLIO                                                                 # of Units               % OCC.

   Overlook Apartments                           Scottsdale                  AZ               224                  96%
   Arrowood Crossing I & II                      Charlotte                   NC               200                  99%
   Sharonridge I & II                            Charlotte                   NC                75                  98%
   The Chase (Commonwealth)                      Charlotte                   NC               132                  95%
   The Courtyard                                 Charlotte                   NC                55                  91%
   The Landing on Farmhurst                      Charlotte                   NC               125                  95%
   Wendover Glen                                 Charlotte                   NC                96                  96%
   The Chase (Monroe)                            Monroe                      NC               120                  90%
   Willow Glen                                   Monroe                      NC               120                 100%
   Sabal Point I, II & III                       Pineville                   NC               374                  96%
   The Oaks                                      Raleigh                     NC                88                  98%
   Sahara Gardens                                Las Vegas                   NV               312                  93%
   Villas de Mission                             Las Vegas                   NV               226                  95%
                                                                                  ----------------            ---------

     Total Multi-Family Units/Average % Occupied                                            2,147                  96%


(1)The Company holds a  participating  first mortgage  interest in the property.
   In accordance with GAAP, GLB accounts for the property as though it holds fee title.



                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                 ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                                    March 31, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                         LOCATION                                SQ. FEET                 DATE
-----------------------------------------------------------------------------------------------------------------------

ADDITIONS:

OFFICE PORTFOLIO

   400 South El Camino Real                      San Mateo                  CA            139,109               3/6/98
   Park Place                                    Clearwater                 FL            162,604               1/8/98
   Ashford Perimeter                             Atlanta                    GA            288,278               1/8/98
   Powers Ferry Landing East                     Atlanta                    GA            393,672               1/8/98
   Capitol Center I, II & III                    Des Moines                 IA            161,468              2/27/98
   Oak Brook International                       Oak Brook                  IL                                  1/8/98
                                                                                           98,443
   Oakbrook Terrace Corporate Center III         Oakbrook Terrace           IL            253,069               1/8/98
   Columbia Centre II                            Rosemont                   IL            150,133               1/8/98
   Embassy Plaza                                 Schaumburg                 IL            141,829               1/8/98
   Leawood Office Building                       Leawood                    KS                                 3/27/98
                                                                                           93,667
   Blue Ridge Office Building                    Braintree                  MA                                 3/27/98
                                                                                           74,727
   Hartwood Building                             Lexington                  MA                                 3/27/98
                                                                                           52,721
   Bronx Park I                                  Marlborough                MA                                 3/27/98
                                                                                           86,935
   Marlborough Corporate Place                   Marlborough                MA            514,789               1/8/98
   Rockwall I & II                               Rockville                  MD            340,220               1/8/98
   Edinburgh Center                              Cary                       NC            115,030               1/8/98
   Cameron Run                                   Alexandria                 VA            143,707               1/8/98
   2000 Corporate Ridge                          McLean                     VA            255,980               1/8/98
                                                                                 -----------------
                                                                                        3,466,381

OFFICE/FLEX PORTFOLIO

   Canton Business Center                        Canton                     MA                                 3/27/98
                                                                                           79,565
   Lehigh Valley Executive Campus                Allentown                  PA            161,421               1/8/98
   Valley Forge Corporate Center                 Norristown                 PA            300,894               1/8/98
                                                                                 -----------------
                                                                                          541,880

INDUSTRIAL PORTFOLIO

   Forest Street Business Center                 Marlborough                MA                                 3/27/98
                                                                                           32,500
   Flanders Industrial Park                      Westborough                MA            105,500              3/27/98
                                                                                 -----------------
                                                                                          138,000


DELETIONS:
                                                                                          Sq. Ft.                 Sold
                                                                                 -----------------            ---------
OFFICE/FLEX
   San Dimas Industrial Center                   San Dimas                  CA             35,996              3/26/98

INDUSTRIAL
   Belshaw Industrial                            Carson                     CA             23,826              2/27/98

MULTI-FAMILY
   Summer Breeze                                 N. Hollywood               CA             73,284              1/14/98



                                         GLENBOROUGH REALTY TRUST INCORPORATED
                                            QUARTERLY RECAP OF ACQUISITIONS
                                                    March 31, 1998

                                            ACQUISITION              NUMBER OF
        PORTFOLIO/PROPERTY                     COST                 PROPERTIES                SQ FEET            DATE
------------------------------------   ----------------------   --------------------   ------------------   ------------

Windsor Fund II                         $     423,000,000                14                 3,320,069          1/8/98

Capitol Center I, II and III                    12,300,000                1                  161,468          2/27/98

400 South El Camino                             34,700,000                1                  139,109           3/6/98

BGK Equities                                    50,200,000                7                   525,615         3/27/98
                                       ----------------------   --------------------   ------------------

                                        $     520,200,000                23                 4,146,261



                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                           DEBT SUMMARY
                                                          MARCH 31, 1998

                                                                                                                       MATURITY
                                                                                                                         FROM
                                                       DEBT          INTEREST         INTEREST         MATURITY         3/31/98
                   LOAN TYPE                          BALANCE          RATE             TYPE             DATE           (YEARS)
------------------------------------------------- ---------------- -------------- ------------------ --------------  --------------

UNSECURED DEBT
  Senior Unsecured Notes                            $ 150,000,000      7.625%           Fixed           3/15/05            6.96
  Line of credit                                       50,332,212      6.790%       LIBOR +1.10%       12/22/00            2.73

                  SECURED DEBT
Cross-Collateralized Loans
  Secured by Ten Properties                                     $      7.500%           Fixed           10/1/22           24.52
                                                       59,583,166
  Secured by Nine Properties                           19,365,233      7.570%           Fixed           1/1/06             7.76

Individually Secured Loans
  Office                                                  861,048      8.000%           Fixed           9/1/05             7.42
  Office                                                2,081,609      8.180%         Variable          10/1/00            2.50
  Office                                                4,475,722      8.870%           Fixed           9/1/05             7.42
  Office                                                4,352,109      7.875%           Fixed           11/1/02            4.59
  Office                                                3,089,118      8.560%           Fixed           10/1/01            3.51
  Office                                                2,585,232      7.600%           Fixed           10/1/04            6.51
  Office                                               21,296,502      7.520%           Fixed           12/1/05            7.68
  Office                                               10,318,259      8.140%           Fixed           10/1/03            5.51
  Office                                               19,672,139      7.590%           Fixed          12/31/03            5.76
  Office                                               21,716,593      7.250%           Fixed           1/31/05            6.84
  Office                                               19,140,752      7.500%           Fixed           1/1/04             5.76

  Office/Flex                                           3,335,281      9.250%           Fixed           7/1/01             3.25
  Office/Flex                                           1,278,000      7.630%           Fixed           6/30/98            0.25
  Office/Flex                                           1,442,000      7.630%           Fixed           6/30/98            0.25
  Office/Flex                                             823,994      8.375%           Fixed           10/1/10           12.51
  Office/Flex                                             727,071      7.487%         Variable          5/1/17            19.10
  Office/Flex                                           1,735,914      8.125%           Fixed           4/1/12            14.01
  Office/Flex                                           2,876,792      8.125%           Fixed           6/1/07             9.17

  Industrial                                            1,398,526      9.250%           Fixed           12/1/00            2.67

  Retail                                                4,953,084      8.480%           Fixed          11/30/05            7.67

  Hotel                                                 4,407,626      8.000%           Fixed           1/1/06             7.76

  Multi-Family                                          7,191,347      7.500%           Fixed           3/1/21            22.93
  Multi-Family                                          6,488,382      7.250%           Fixed           11/1/27           29.60
  Multi-Family                                            733,803      7.850%           Fixed           12/1/30           32.69
  Multi-Family                                          1,019,154      7.850%           Fixed           12/1/30           32.69
  Multi-Family                                          3,184,443      7.600%           Fixed           12/1/30           32.69
  Multi-Family                                          1,592,221      7.600%           Fixed           12/1/30           32.69
  Multi-Family                                          3,125,782      7.600%           Fixed           12/1/30           32.69
  Multi-Family                                          2,336,967      7.600%           Fixed           12/1/30           32.69
  Multi-Family                                          2,493,035      7.600%           Fixed           12/1/30           32.69
  Multi-Family                                          2,401,888      7.500%           Fixed           5/1/21            23.10
                                                  ---------------- --------------                                    --------------

TOTAL DEBT/
WEIGHTED INTEREST RATE & MATURITY                    $442,415,005      7.546%                                             10.23


                                    RELATIVE
                                                                                     PERCENTAGE                    WEIGHTED
BENEFIT TYPE                                           TOTAL AMOUNT                  OF ALL DEBT                 AVERAGE RATE
-----------------------------------------------   ------------------------   ----------------------------   -----------------------

All Debt                                                $442,415,005                    100.00%                       7.55%

All Floating Rate Debt                                    53,140,892                     12.01%                       6.85%
  Floating Rate Debt Capped                                   727,071                     0.16%                       7.49%
  Floating Rate Debt Not Capped                            52,413,821                    11.84%                       6.85%

All Fixed Rate Debt                                      389,274,113                     87.99%                       7.64%



                      GLENBOROUGH REALTY TRUST INCORPORATED
                           CORPORATE OPERATING SUMMARY
                                 March 31, 1998

           For the Period:                                                      1997
                                       -------------------------------------------------------------------------------
                                                                                                             Year
                                           1st Qtr       2nd Qtr          3rd Qtr         4th Qtr          To Date
----------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------------

Net income before minority interests    $ 2,594,000  $    4,639,000  $     4,958,000  $    9,139,000   $   21,330,000
Plus:
  Depreciation and amortization           1,537,000       2,507,000        4,823,000       6,006,000       14,873,000
  Adjustment to reflect FFO of
  Associated                                623,000         248,000        (776,000)       1,205,000        1,300,000
    Companies
  Prepayment penalty on mortgage loan
    payoff                                       --              --           75,000              --           75,000
Less net:
  Net gain on sales of rental                    --       (570,000)           15,000       (284,000)        (839,000)
    properties
  Gain on collection of note                (154,000)     (498,000)               --              --        (652,000)
    receivable
  Preferred stock dividend                       --              --               --              --               --
                                          ----------   -------------   --------------   -------------    -------------

Funds from operations (FFO) (2)           4,600,000       6,326,000        9,095,000      16,066,000       36,087,000
Plus:
  Amortization of deferred financing         64,000          64,000           46,000          47,000          221,000
    fees
Less:
  Capital reserve in excess of              110,000         220,000          204,000         748,000        1,282,000
  expenditures
  Capital expenditures (incl. T.I.'s &      421,000         541,000          853,000         876,000        2,691,000
    comm.)
                                          ----------   -------------   --------------   -------------    -------------
Cash available for distribution (CAD)(2) $ 4,133,000  $    5,629,000  $     8,084,000  $   14,489,000   $   32,335,000

Cash flows from
  Operating activities                      724,000       7,849,000        8,739,000       6,766,000       24,078,000
  Investing activities                    (990,000)    (123,090,000)   (248,921,000)    (196,241,000)    (569,242,000)
  Financing activities                    41,514,000     75,990,000      239,600,000     191,775,000      548,879,000

Ratio of earnings to fixed charges (2)         2.65            3.08             2.89            3.81             3.21
Ratio of earnings to fixed charges             2.65            3.08             2.89            3.81             3.21
and preferred dividends (2)

Cumulative capital reserves in excess
of expenditures                              56,000         276,000          480,000       1,228,000        1,228,000

----------------------------------------------------------------------------------------------------------------------
OTHER INFORMATION
----------------------------------------------------------------------------------------------------------------------

EBITDA (including G & A expenses) (2)
  Combined total                          5,550,000       8,304,000       12,413,000      18,114,000       44,381,000
  Growth from same period prior year          86.7%          181.0%           274.1%          260.3%           210.9%

Net operating income (NOI) property
 level (1)
  Same property                           4,564,728       4,518,198        4,080,862       4,508,058       17,671,846
  Growth from same period prior year           7.0%            5.4%             3.1%            9.0%             6.2%

Tenant retention % (commercial                80.2%           38.8%            55.6%           50.7%            52.9%
  portfolio)

Net Income excluding extraordinary        2,363,000       4,241,000        4,898,000       8,709,000       20,211,000
  items

Net Income including extraordinary        2,363,000       4,241,000        4,898,000       7,866,000       19,368,000
  items

---------------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 39 of the 147 properties in the currentportfolio.
(2) Please see the Glossary of Terms for a definition and other related disclosure.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                           CORPORATE OPERATING SUMMARY
                                 March 31, 1998

           For the Period:                                              1998
                                           -----------------------------------------------------------
                                                                                            Year
                                             1st Qtr      2nd Qtr   3rd Qtr   4th Qtr      To Date
---------------------------------------    -----------------------------------------------------------
OPERATING RESULTS
---------------------------------------    -----------------------------------------------------------

Net income before minority interests     $   12,891,000                                    12,891,000
Plus:
  Depreciation and amortization              10,009,000                                    10,009,000
  Adjustment to reflect FFO of
  Associated                                    210,000                                       210,000
    Companies
  Prepayment penalty on mortgage loan
    payoff                                           --                                            --
Less net:
  Net gain on sales of rental               (1,446,000)                                   (1,446,000)
    properties
  Gain on collection of note                         --                                            --
    receivable
  Preferred stock dividend                  (3,910,000)                                   (3,910,000)
                                           -------------                                --------------

Funds from operations (FFO) (2)              17,754,000                                    17,754,000
Plus:
  Amortization of deferred financing            418,000                                       418,000
    fees
Less:
  Capital reserve in excess of                1,088,000                                     1,088,000
    expenditures
  Capital expenditures (incl. T.I.'s &        1,122,000                                     1,122,000
    comm.)
                                           -------------                                --------------
Cash available for distribution (CAD)(2)  $   15,962,000                                    15,962,000

Cash flows from
  Operating activities                       15,327,000                                    15,327,000
  Investing activities                     (383,526,000)                                (383,526,000)
  Financing activities                      369,795,000                                   369,795,000

Ratio of earnings to fixed charges (2)             2.41                                          2.41
Ratio of earnings to fixed charges                 1.69                                          1.69
  and preferred dividends (2)

Cumulative capital reserves in excess
  of expenditures                             2,316,000                                     2,316,000

---------------------------------------    -----------------------------------------------------------
OTHER INFORMATION
---------------------------------------    -----------------------------------------------------------

EBITDA (including G & A expenses) (2)
  Combined total                             30,599,000                                    30,599,000
  Growth from same period prior year             451.3%                                        451.3%

Net operating income (NOI) property
 level (1)
  Same property                               4,779,000                                     4,779,000
  Growth from same period prior year               4.7%                                          4.7%

Tenant retention % (commercial portfolio)         64.2%                                         64.2%

Net Income excluding extraordinary items     12,213,000                                    12,213,000

Net Income including extraordinary items     12,213,000                                    12,213,000

--------------------------------------------------------------------

(1) Reflects the performance of 39 of the 147 properties in the current portfolio.
(2) Please see the Glossary of Terms for a definition and other related disclosure.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                           CORPORATE OPERATING SUMMARY
                                 March 31, 1998

           For the Period:                                                1997
                                       -----------------------------------------------------------------------------
                                                                                                          Year
                                           1st Qtr        2nd Qtr        3rd Qtr        4th Qtr          To Date
--------------------------------------------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------------------------------------------

Basic weighted average shares             10,089,331     13,188,504     19,395,779      29,033,945       17,982,817
  outstanding
Diluted wtd avg shares outstanding        10,256,129     13,432,442     21,132,947      31,450,823       19,517,543
Diluted CAD per share                           0.38           0.39           0.38            0.46             1.64
Basic net income per share including
  extraordinary items available to
  common shareholders (1)              $        0.23  $        0.32  $        0.25 $          0.27  $          1.08
Diluted net income per share including
  extraordinary items available to
  common shareholders (1)                       0.23           0.32           0.24            0.26             1.05

FFO multiplier (Price/FFO)                     11.90          14.35          16.10           14.52            16.19
Debt coverage ratio                             3.27           3.43           4.40            4.78             4.14
Interest coverage ratio                         3.68           3.84           4.83            5.65             4.70

Total dividends (common shares and OP
  units)                               $   4,541,123  $   6,862,723  $  10,690,156 $    14,243,319  $    36,337,321
Dividend per share                     $        0.32  $        0.32  $        0.32 $          0.42  $          1.38
Dividend payout ratio (CAD)                    84.2%          82.1%          84.2%           91.3%            84.1%

Total Preferred Dividends              $          --  $          --  $          -- $            --  $            --
Preferred Dividends per share          $          --  $          --  $          -- $            --  $            --

Total notes and mortgages payable      $  59,007,256  $ 152,681,076  $ 257,444,753 $   228,298,813  $   228,298,813

Market value of preferred stock                   --             --             --              --               --

Total market capitalization  (2)         335,120,716    511,004,053    869,525,089   1,232,961,514    1,232,961,514
Increase from same period prior year            175%           319%           491%            379%             379%

Debt/total market capitalization               17.6%          29.9%          29.6%           18.5%            18.5%

Preferred shares outstanding (at end of           --             --             --              --               --
   period)
Price per share on last trading day               --             --             --              --               --

Common shares outstanding (at end of
   period)                                13,161,553     13,194,692     20,174,692      31,547,256       31,547,256
Common shares and OP units
   outstanding (at end of period)         13,805,673     14,191,009     22,106,739      33,912,665       33,912,665
Fully converted common shares and OP
   units (at end of period) (3)           13,805,673     14,191,009     22,106,739      33,912,665       33,912,665
Price per share on last trading day    $      20.000  $      25.250  $      27.688 $        29.625  $        29.625

---------------------------------------------------------------------------------------------------------------------

(1) Net income per share is computed independently for each quarter and the full year, based on the respective number of weighted average shares outstanding.  Therefore,  the sum of the quarterly income per share data may not equal the net income per share for the year to date.
(2) Includes minority interest in UPREIT partnership.
(3) Includes outstanding preferred shares converted  to 8,757,234 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                           CORPORATE OPERATING SUMMARY
                                 March 31, 1998

           For the Period:                                             1998
                                          ---------------------------------------------------------------
                                                                                               Year
                                             1st Qtr       2nd Qtr    3rd Qtr   4th Qtr       To Date
---------------------------------------   ---------------------------------------------------------------
Financial Highlights
---------------------------------------   ---------------------------------------------------------------

Basic weighted average shares                31,548,706                                       31,548,706
  outstanding
Diluted wtd avg shares outstanding           34,372,364                                       34,372,364
Diluted CAD per share                              0.46                                             0.46
Basic net income per share including
  extraordinary items available to
  common shareholders (1)               $          0.26                                  $          0.26
Diluted net income per share including
  extraordinary items available to
  common shareholders (1)                          0.26                                             0.26

FFO multiplier (Price/FFO)                        14.00                                            14.00
Debt coverage ratio                                3.24                                             3.24
Interest coverage ratio                            3.51                                             3.51

Total dividends (common shares and OP
   units)                               $    14,245,996                                  $    14,245,996
Dividend per share                      $          0.42                                  $          0.42
Dividend payout ratio (CAD)                       91.3%                                            91.3%

Total Preferred Dividends               $     3,910,000                                  $     3,910,000
Preferred Dividends per share           $          0.34 (4)                              $          0.34

Total notes and mortgages payable       $   442,415,005                                  $   442,415,005

Market value of preferred stock             300,437,500                                      300,437,500

Total market capitalization  (2)          1,730,744,516                                    1,730,744,516
Increase from same period prior year               416%                                             416%

Debt/total market capitalization                  25.6%                                            25.6%

Preferred shares outstanding (at end         11,500,000                                       11,500,000
  of period)
Price per share on last trading day              26.125                                           26.125

Common shares outstanding (at end of         31,549,756                                       31,549,756
  period)
Common shares and OP units
   outstanding (at end of period)            33,919,039                                       33,919,039
Fully converted common shares and OP
   units (at end of period) (3)              42,676,273                                       42,676,273
Price per share on last trading day     $        29.125                                  $        29.125

----------------------------------------------------------------------------------------------------------

(1) Net income per share is computed independently for each quarter and the full year, based on the respective number of weighted average shares outstanding.  Therefore, the sum of the quarterly income per share data may not equal the net income per share for the year to date.
(2) Includes minority interest in UPREIT partnership.
(3) Includes outstanding preferred shares converted  to 8,757,234 shares of common stock.
(4) Prorated for the portion of the quarter the Preferred Stock was outstanding.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
----------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)
----------------------------------------------------------------------------------------------------------------

  Same-Property (2)
    Revenue                              $  2,342,654  $ 2,371,488  $  2,328,817  $  2,435,036  $ 9,477,995
    Operating expenses                      1,082,311    1,111,476     1,237,459     1,122,092    4,553,338
    NOI                                     1,260,343    1,260,012     1,091,358     1,312,944    4,924,657
    Growth from same period prior year           9.0%        -4.3%          7.2%          9.4%         7.0%

  Combined Total
    Revenue                              $  2,342,654  $ 4,268,632  $  7,597,307  $ 10,862,358  $ 25,070,951
    Operating expenses                      1,082,311    1,939,135     2,960,056     4,004,799    9,986,301
    NOI                                     1,260,343    2,329,497     4,637,251     6,857,559    15,084,650
    Growth from same period prior year         548.9%       948.1%        646.8%        485.6%       583.1%

  Capital expenditures (excludes TI &    $     19,663  $    51,787  $    188,196  $     51,995  $   311,641
    CLC)
  Weighted average leaseable sq ft            642,323    1,088,395     1,754,151     2,495,818    1,495,172
  Capital expenditures per leaseable             0.03         0.05          0.11          0.02         0.21
    sq ft

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS: (1)
------------------------------------------------------------------------------------------------------------

  Same-Property
    Physical occupancy                          93.4%        92.0%         92.7%         92.3%        92.3%
    Economic occupancy                          90.0%        89.5%         90.4%         90.0%        90.0%

    Average effective rent per                  13.68        14.28         14.32         14.42        14.42
      occupied sq ft
    Increase from same period prior              3.9%         7.9%          4.8%          9.6%         9.6%
      year

    Revenue per occupied square foot            15.61        16.05         15.65         16.43        16.43
    Increase from same period prior              3.1%         6.3%          2.4%          9.9%         9.9%
      year

  Combined Total
    Physical occupancy                          93.4%        93.4%         95.2%         93.1%        93.1%
    Economic occupancy                          90.0%        92.8%         91.7%         92.9%        92.9%

    Average effective rent per                  13.68        13.75         15.88         15.81        15.81
      occupied sq ft
    Increase from same period prior              4.6%         6.2%         20.5%         16.1%        16.1%
      year

    Revenue per occupied square foot            15.61        16.67         18.47         18.15        18.15
    Increase from same period prior             13.5%        22.5%         21.8%         18.0%        18.0%
      year

----------------------------------------------------------------------------------------------------------------

(1) Numbers exclude Corporate headquarters building.
(2) Reflects performance of 11 of the 48 properties in the current portfolio.
(3) Reflects acquisitions during the period.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                 March 31, 1998

            For the Period:                                             1998
                                          -----------------------------------------------------------------
                                                                                                      Year
                                             1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)
-----------------------------------------------------------------------------------------------------------

  Same-Property (2)
    Revenue                             $  2,584,425                                           $ 2,584,425

    Operating expenses                     1,130,202                                             1,130,202
    NOI                                    1,454,223                                             1,454,223
    Growth from same period prior year         15.4%                                                 15.4%

  Combined Total
    Revenue                             $ 25,818,923                                           $ 25,818,923
    Operating expenses                     9,482,761                                             9,482,761
    NOI                                   16,336,162                                             16,336,162
    Growth from same period prior year       1196.2% (3)                                           1196.2%

  Capital expenditures (excludes TI &   $    198,608                                               198,608
    CLC)
  Weighted average leaseable sq ft         7,224,989                                             7,224,989
  Capital expenditures per leaseable            0.03                                                  0.03
    sq ft

----------------------------------------  -----------------------------------------------------------------
OCCUPANCY STATUS: (1)
----------------------------------------  -----------------------------------------------------------------

  Same-Property
    Physical occupancy                         93.1%                                                 93.1%
    Economic occupancy                         89.9%                                                 89.9%

    Average effective rent per                 14.60                                                 14.60
      occupied sq ft
    Increase from same period prior             6.8%                                                  6.8%
      year

    Revenue per occupied square foot           17.28                                                 17.28
    Increase from same period prior            10.7%                                                 10.7%
      year

  Combined Total
    Physical occupancy                         95.7%                                                 95.7%
    Economic occupancy                         93.3%                                                 93.3%

    Average effective rent per                 14.77                                                 14.77
      occupied sq ft
    Increase from same period prior             8.0%                                                  8.0%
      year

    Revenue per occupied square foot           18.69                                                 18.69
    Increase from same period prior            19.7%                                                 19.7%
      year

-----------------------------------------------------------------------------------------------------------

(1) Numbers exclude Corporate headquarters building.
(2) Reflects performance of 11 of the 48 properties in the current portfolio.
(3) Reflects acquisitions during the period.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
------------------------------------------------------------------------------------------------------------

Square footage leased                           8,505       12,272        14,786        22,684       58,247
Rental dollars                           $    181,092  $   226,705  $    254,294  $    412,845  $ 1,074,936
Average base rent per square foot               21.29        18.47         17.20         18.20        18.45

Concessions (2)                                10,086           --         1,995         2,710       14,791
Concessions per square foot leased               1.19           --          0.13          0.12         0.25

Tenant improvements (TI) committed             53,680       75,700        94,316       119,422      343,118
TI committed per square foot leased              6.31         6.17          6.38          5.26         5.89
TI spent                                       57,688       77,223        47,430       152,172      334,513

Capitalized leasing commissions (CLC)          18,499       20,475        48,819        77,204      164,997
 committed
CLC committed per square foot leased             2.18         1.67          3.30          3.40         2.83
CLC spent                                      37,133       26,029        34,423        84,013      181,598
CLC and TI committed per sq ft leased            8.49         7.84          9.68          8.67         8.72

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
------------------------------------------------------------------------------------------------------------

Tenant Retention                                  71%          36%           78%           65%          65%
Square footage leased                          22,570       15,144        32,603        45,790      116,107
Rental dollars                           $    350,087  $   229,914  $    547,472  $    864,156  $ 1,991,629
Average base rent                               15.51        15.18         16.79         18.87        17.15
 Increase in effective rents from               36.2%        12.8%          5.9%         16.5%        17.9%
   renewals

Concessions (2)                                    --          217            --         2,608        2,825
Concessions per square foot leased                 --         0.01            --          0.06         0.02

Tenant improvements (TI) committed             64,036       35,168       126,192       159,169      384,565
TI committed per square foot leased              2.84         2.32          3.87          3.48         3.31
TI spent                                       40,125       18,759       147,769       105,999      312,652

Capitalized leasing commissions (CLC)           9,357        6,661         6,987        58,061       81,066
  committed
CLC committed per square foot leased             0.41         0.44          0.21          1.27         0.70
CLC spent                                       9,230        8,214         6,730       (3,400)(2)    20,774

CLC and TI committed per sq ft leased            3.25         2.76          4.08          4.74         4.01

----------------------------------------------------------------------------------------------------------------

(1) Numbers exclude Corporate headquarters building.
(2) Reflects reversal of prior quarter leasing commission.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1998
                                           -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------  -----------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
-----------------------------------------  -----------------------------------------------------------------

Square footage leased                          31,839                                                31,839
Rental dollars                           $    605,370                                               605,370
Average base rent per square foot               19.01                                                 19.01

Concessions (2)                                    --                                                    --
Concessions per square foot leased                 --                                                    --

Tenant improvements (TI) committed            283,512                                               283,512
TI committed per square foot leased              8.90                                                  8.90
TI spent                                      169,226                                               169,226

Capitalized leasing commissions (CLC)         108,223                                               108,223
  committed
CLC committed per square foot leased             3.40                                                  3.40
CLC spent                                      73,867                                                73,867
CLC and TI committed per sq ft leased           12.30                                                 12.30

-----------------------------------------  -----------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION (1)
-----------------------------------------  -----------------------------------------------------------------

Tenant Retention                                  67%                                                   67%
Square footage leased                          47,942                                                47,942
Rental dollars                           $    828,478                                               828,478
Average base rent                               17.28                                                 17.28
 Increase in effective rents from                9.7%                                                  9.7%
   renewals

Concessions (2)                                 1,845                                                 1,845
Concessions per square foot leased               0.04                                                  0.04

Tenant improvements (TI) committed            123,290                                               123,290
TI committed per square foot leased              2.57                                                  2.57
TI spent                                       90,454                                                90,454

Capitalized leasing commissions (CLC)          35,179                                                35,179
  committed
CLC committed per square foot leased             0.73                                                  0.73
CLC spent                                      18,659                                                18,659

CLC and TI committed per sq ft leased            3.30                                                  3.30

------------------------------------------------------------------------------------------------------------

(1) Numbers exclude Corporate headquarters building.
(2) Reflects reversal of prior quarter leasing commission.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
------------------------------------------------------------------------------------------------------------

  Same Property (1)
   Revenue                               $    385,324  $   381,422  $    359,898  $    392,565  $ 1,519,209
   Operating expenses                         104,172      107,620       120,258       142,316      474,366
   NOI                                        281,152      273,802       239,640       250,249    1,044,843
   Growth from same period prior year           32.4%        32.6%        -41.3%        -35.8%        -5.5%

  Combined Total
   Revenue                               $    385,324  $ 1,429,963  $  2,417,606  $  6,121,363 $ 10,354,256
   Operating expenses                         104,172      398,932       765,416     1,793,850    3,062,370
   NOI                                        281,152     1,031,031     1,652,190    4,327,513    7,291,886
   Growth from same period prior year          137.6%      1204.2%       4454.0%       1600.0%      1393.5%

   Capital expenditures (excludes TI &   $         --  $       498  $     16,804  $     21,713  $    39,015
     CLC)
   Weighted average leaseable sq. ft.         247,506      904,914     1,424,566     3,133,998     1,427,746
   Capital expenditures per leaseable sq.        0.00         0.00          0.01          0.01         0.03
     ft.

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
------------------------------------------------------------------------------------------------------------

  Same Property
   Physical occupancy                           95.7%        93.5%         93.5%         92.8%        92.8%
   Economic occupancy                           95.7%        93.5%         88.1%         93.5%        93.5%

   Average effective rent per occupied           5.58         5.63          5.44          5.87         5.87
     sq. ft.
   Increase from same period prior year          9.3%        12.0%        -12.0%          9.7%         9.7%

   Revenue per occupied square foot              6.51         6.59          6.22          6.84         6.84
   Increase from same period prior year          4.9%        45.8%        -17.1%          5.7%         5.7%

  Combined Total
   Physical occupancy                           95.7%        86.5%         95.0%         91.3%        91.3%
   Economic occupancy                           95.7%        94.9%         92.4%         92.3%        92.3%

   Average effective rent per occupied           5.58         6.82          6.30          7.17         7.17
     sq. ft.
   Increase from same period prior year        -13.7%        21.8%          6.7%         30.5%        30.5%

   Revenue per occupied square foot              6.51         7.47          7.43          8.69         8.69
   Increase from same period prior year         -4.4%        33.5%         21.2%         31.5%        31.5%

----------------------------------------------------------------------------------------------------------------

(1) Reflects performance of 6 of the 45 properties.
(2) Reflects acquisitions during the period.
(3) Reflects acquisitions with higher rental rates.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1998
                                           -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------  -----------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------  -----------------------------------------------------------------

  Same Property (1)
   Revenue                               $    391,142                                           $   391,142
   Operating expenses                         121,748                                               121,748
   NOI                                        269,394                                               269,394
   Growth from same period prior year           -4.2%                                                 -4.2%

  Combined Total
   Revenue                               $  8,578,557                                           $ 8,578,557
   Operating expenses                       2,569,126                                             2,569,126
   NOI                                      6,009,431                                             6,009,431
   Growth from same period prior year         2037.4% (2)                                           2037.4%

   Capital expenditures (excludes TI &   $     39,005                                           $    39,005
     CLC)
   Weighted average leaseable sq. ft.       3,962,346                                             3,962,346
   Capital expenditures per leaseable sq.        0.01                                                  0.01
     ft.

-----------------------------------------  -----------------------------------------------------------------
OCCUPANCY STATUS
-----------------------------------------  -----------------------------------------------------------------

  Same Property
   Physical occupancy                           91.8%                                                 91.8%
   Economic occupancy                           92.2%                                                 92.2%

   Average effective rent per occupied           6.20                                                  6.20
     sq. ft.
   Increase from same period prior year         11.0%                                                 11.0%

   Revenue per occupied square foot              6.88                                                  6.88
   Increase from same period prior year          5.8%                                                  5.8%

  Combined Total
   Physical occupancy                           93.2%                                                 93.2%
   Economic occupancy                           91.1%                                                 91.1%

   Average effective rent per occupied           7.43                                                  7.43
     sq. ft.
   Increase from same period prior year         33.2% (3)                                             33.2%

   Revenue per occupied square foot              9.37                                                  9.37
   Increase from same period prior year         43.9% (3)                                             43.9%

------------------------------------------------------------------------------------------------------------

(1) Reflects performance of 6 of the 45 properties.
(2) Reflects acquisitions during the period.
(3) Reflects acquisitions with higher rental rates.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1997
                                        -------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------------------------------------------------------------------------

Square footage leased                              --        2,634         5,178        24,551       32,363
Rental dollars                                     --  $    25,666  $     29,152  $    200,570  $   255,388
Average base rent per sq. ft.                      --         9.74          5.63          8.17         7.89

Concessions                                        --           --         1,191           967        2,158
Concessions per sq. ft. leased                     --           --          0.23          0.04         0.07

Tenant improvements (TI) committed                 --       52,000         2,076        39,310       93,386
TI committed per sq. ft. leased                    --        19.74          0.40          1.60         2.89
TI spent                                           --       58,829        95,755       171,051      325,635

Capitalized leasing commissions (CLC)              --        6,358         2,076        26,005       34,439
  committed
CLC committed per sq. ft. leased                   --         2.41          0.40          1.06         1.06
CLC spent                                       1,515        7,440        11,539        17,401       37,895
CLC and TI committed per sq. ft.                   --        22.16          0.80          2.66         3.95
  leased
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                   --          73%           42%           45%          49%
Square footage leased                              --       18,000         8,257        80,038      106,295
Rental dollars                                     --  $   119,578  $     57,403  $    551,681  $   728,662
Average base rent                                  --         6.64          6.95          6.89         6.86
Increase in effective rents from                   --        52.2%         23.6%         15.6%        22.9%
  renewals

Concessions                                        --           --            --         2,736        2,736
Concessions per sq. ft. leased                     --           --            --          0.03         0.03

Tenant improvements (TI) committed                 --        8,000        43,004        91,055      142,059
TI committed per sq. ft. leased                    --         0.44          5.21          1.14         1.34
TI spent                                           --           --         1,029        35,352       36,381

Capitalized leasing commissions (CLC)              --        5,359         9,174        14,151       28,68
  committed
CLC committed per sq. ft. leased                   --         0.30          1.11          0.18         0.27
CLC spent                                          --           --         4,549        13,491       18,040
CLC and TI committed per sq. ft. leased            --         0.74          6.32          1.31         1.61



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              OFFICE/FLEX PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1998
                                           -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------  -----------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------  -----------------------------------------------------------------

Square footage leased                          33,216                                                33,216
Rental dollars                           $    320,823                                           $   320,823
Average base rent per sq. ft.                    9.66                                                  9.66

Concessions                                     3,303                                                 3,303
Concessions per sq. ft. leased                   0.10                                                  0.10

Tenant improvements (TI) committed            140,072                                               140,072
TI committed per sq. ft. leased                  4.22                                                  4.22
TI spent                                       61,216                                                61,216

Capitalized leasing commissions (CLC)          70,168                                                70,168
  committed
CLC committed per sq. ft. leased                 2.11                                                  2.11
CLC spent                                      46,414                                                46,414
CLC and TI committed per sq. ft.                 6.33                                                  6.33
  leased

-----------------------------------------  -----------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------  -----------------------------------------------------------------

Tenant Retention                                  58%                                                   58%
Square footage leased                         120,102                                               120,102
Rental dollars                           $    773,215                                           $   773,215
Average base rent                                6.44                                                  6.44
Increase in effective rents from                47.1%                                                 47.1%
  renewals

Concessions                                       349                                                   349
Concessions per sq. ft. leased                   0.00                                                  0.00

Tenant improvements (TI) committed             38,171                                                38,171
TI committed per sq. ft. leased                  0.32                                                  0.32
TI spent                                       57,687                                                57,687


Capitalized leasing commissions (CLC)          31,559                                                31,559
  committed
CLC committed per sq. ft. leased                 0.26                                                  0.26
CLC spent                                      25,036                                                25,036
CLC and TI committed per sq. ft. leased          0.58                                                  0.58



                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
------------------------------------------------------------------------------------------------------------

  Same Property (1)
   Revenue                               $  1,050,168  $ 1,077,035  $  1,028,497  $  1,044,023  $ 4,199,723
   Operating expenses                         175,205      174,781       163,330       192,868      706,184
   NOI                                        874,963      902,254       865,167       851,155    3,493,539
   Growth from same period prior year           10.7%         0.6%         -1.4%         -2.2%         1.7%

  Combined Total
   Revenue                               $  1,050,168  $ 1,390,927  $  1,797,234  $  3,082,351  $ 7,320,680

   Operating expenses                         175,205      249,393       358,614       676,169    1,459,381
   NOI                                        874,963    1,141,534     1,438,620     2,406,182    5,861,299
   Growth from same period prior year           28.8%        54.2%         96.5%        176.4%        93.9%

   Capital expenditures (excludes TI &         54,415       11,334           440       111,761      177,951
     CLC)
   Weighted average leaseable sq. ft.       1,778,862    1,950,911     2,329,463     3,269,372    2,332,152
   Capital expenditures per leaseable sq.        0.03         0.01          0.00          0.03         0.08
     ft.

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
------------------------------------------------------------------------------------------------------------

  Same Property
   Physical occupancy                           99.3%        99.3%         99.3%         99.4%        99.4%
   Economic occupancy                           98.4%        96.5%         95.5%         98.3%        98.3%

   Average effective rent per occupied           2.32         2.34          2.31          2.36         2.36
     sq. ft.
   Increase from same period prior year          8.0%         1.2%         -0.8%         -0.1%        -0.1%

   Revenue per occupied square foot              2.38         2.44          2.33          2.36         2.36
   Increase from same period prior year          7.7%         3.2%         -3.5%         -0.6%        -0.6%

  Combined Total
   Physical occupancy                           99.3%        99.4%         98.9%         97.4%        97.4%
   Economic occupancy                           98.4%        97.2%         96.9%         97.6%        97.6%

   Average effective rent per occupied           2.32         2.74          3.29          3.36         3.36
     sq. ft.
   Increase from same period prior year          9.5%        19.9%         44.5%         39.5%        39.5%

   Revenue per occupied square foot              2.38         2.98          3.70          3.89         3.89
   Increase from same period prior year          9.3%        31.5%         57.8%         62.0%        62.0%

----------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 10 of the 26 industrial properties in the current portfolio.
(2) Reflects new acquisitions during the period.
(3) Reflects acquisitions with higher rental rates.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                 March 31, 1998

            For the Period:                                                 1998
                                              -----------------------------------------------------------------
                                                                                                          Year
                                                 1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------     -----------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------     -----------------------------------------------------------------

  Same Property (1)
   Revenue                                  $  1,088,532                                           $ 1,088,532
   Operating expenses                            174,295                                               174,295
   NOI                                           914,237                                               914,237
   Growth from same period prior year               4.5%                                                  4.5%

  Combined Total
   Revenue                                  $  3,293,416                                           $
                                                                                                     3,293,416
   Operating expenses                            799,898                                               799,898
   NOI                                         2,493,518                                             2,493,518
   Growth from same period prior year             185.0% (2)                                            185.0%

   Capital expenditures (excludes TI &            10,239                                                10,239
     CLC)
   Weighted average leaseable sq. ft.          3,962,346                                             3,962,346
   Capital expenditures per leaseable sq.           0.00                                                  0.00
     ft.

-----------------------------------------     -----------------------------------------------------------------
OCCUPANCY STATUS
-----------------------------------------     -----------------------------------------------------------------

  Same Property
   Physical occupancy                              96.7%                                                 96.7%
   Economic occupancy                              97.5%                                                 97.5%

   Average effective rent per occupied              2.44                                                  2.44
     sq. ft.
   Increase from same period prior year             5.4%                                                  5.4%

   Revenue per occupied square foot                 2.53                                                  2.53
   Increase from same period prior year             6.5%                                                  6.5%

  Combined Total
   Physical occupancy                              96.1%                                                 96.1%
   Economic occupancy                              96.3%                                                 96.3%

   Average effective rent per occupied              3.35                                                  3.35
     sq. ft.
   Increase from same period prior year            44.7% (3)                                             44.7%

   Revenue per occupied square foot                 4.08                                                  4.08
   Increase from same period prior year            71.5% (3)                                             71.5%

---------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 10 of the 26 industrial properties in the current portfolio.
(2) Reflects new acquisitions during the period.
(3) Reflects acquisitions with higher rental rates.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------
Square footage leased                              --       55,248            --        12,758       68,006
Rental dollars                                     --  $   168,511  $         --  $     39,550  $   208,061
Average base rent per sq. ft.                      --         3.05            --          3.10         6.15

Concessions                                        --        3,086            --            --        3,086
Concessions per sq. ft. leased                     --         0.06            --            --         0.05

Tenant improvements (TI) committed                 --       30,551            --         7,818       38,369
TI committed per sq. ft. leased                    --         0.55            --          0.61         0.56
TI spent                                        1,534        3,210        31,749         3,799       40,292

Capitalized leasing commissions (CLC)              --       50,518            --        11,864       62,382
  committed
CLC committed per sq. ft. leased                   --         0.91            --          0.93         0.92
CLC spent                                       8,469       26,298        24,813         6,657       66,237
CLC and TI committed per sq. ft. leased            --         1.47            --          1.54         3.01

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                 100%          31%           39%           48%          48%
Square footage leased                          41,372       36,999        14,832        36,846      130,049
Rental dollars                           $    142,971  $   108,576  $     45,979  $    179,560  $   477,086
Average base rent                                3.46         2.93          3.10          4.87         3.67
Increase in effective rents from renewals       14.8%        36.4%         45.5%         14.7%        27.9%

Concessions                                        --           --            --            --           --
Concessions per sq. ft. leased                     --           --            --            --           --

Tenant improvements (TI) committed             79,216        3,239         6,680           600       89,735
TI committed per sq. ft. leased                  1.91         0.09          0.45          0.02         0.69
TI spent                                           --       81,874            --         6,394       88,268

Capitalized leasing commissions (CLC)          21,923       14,947         5,518         2,189       44,577
  committed
CLC committed per sq. ft. leased                 0.53         0.40          0.37          0.06         0.34
CLC spent                                       2,019       33,368            --         5,001       40,388
CLC and TI committed per sq. ft. leased          2.44         0.49          0.82          0.08         1.03

----------------------------------------------------------------------------------------------------------------

(1) Tenant improvements were unusually high due to the creation of a new tenant suite at one of the properties.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                 March 31, 1998

            For the Period:                                               1998
                                            -----------------------------------------------------------------
                                                                                                        Year
                                               1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------   -----------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------   -----------------------------------------------------------------

Square footage leased                           11,205                                                11,205
Rental dollars                            $     39,218                                           $    39,218
Average base rent per sq. ft.                     3.50                                                  3.50

Concessions                                         --                                                    --
Concessions per sq. ft. leased                      --                                                    --

Tenant improvements (TI) committed              41,648                                                41,648
TI committed per sq. ft. leased                   3.72                                                  3.72
TI spent                                        13,204 (1)                                            13,204

Capitalized leasing commissions (CLC)            4,706                                                 4,706
  committed
CLC committed per sq. ft. leased                  0.42                                                  0.42
CLC spent                                        9,466                                                 9,466
CLC and TI committed per sq. ft. leased           4.14                                                  4.14

-----------------------------------------   -----------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------   -----------------------------------------------------------------

Tenant Retention                                  100%                                                  100%
Square footage leased                           30,084                                                30,084
Rental dollars                            $    105,232                                           $   105,232
Average base rent                                 3.50                                                  3.50
Increase in effective rents from renewals         9.9%                                                  9.9%

Concessions                                         --                                                    --
Concessions per sq. ft. leased                      --                                                    --

Tenant improvements (TI) committed                  --                                                    --
TI committed per sq. ft. leased                     --                                                    --
TI spent                                            --                                                    --


Capitalized leasing commissions (CLC)            2,361                                                 2,361
  committed
CLC committed per sq. ft. leased                  0.08                                                  0.08
CLC spent                                        1,489                                                 1,489
CLC and TI committed per sq. ft. leased           0.08                                                  0.08

----------------------------------------------------------

(1) Tenant improvements were unusually high due to the creation of a new tenant suite at one of the properties.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1997
                                        -----------------------------------------------------------------------
                                                                                                          Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr         To Date
---------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
---------------------------------------------------------------------------------------------------------------

  Same Property (1)
   Revenue                               $   1,042,561  $  967,040  $  1,035,896  $  1,230,108 (2)$  4,275,605
   Operating expenses                          322,459     321,223       319,519       349,022       1,312,223
   NOI                                         720,103     645,817       716,377       881,086       2,963,383
   Growth from same period prior year            7.6%        -4.5%         24.7%         69.5%           18.0%

  Combined Total
   Revenue                               $  1,466,612   $1,579,107  $  1,637,556  $  2,541,057 (2)$  7,224,332
   Operating expenses                         373,556      411,934       538,084       859,223       2,182,797
   NOI                                      1,093,056    1,167,173     1,099,472     1,681,834       5,041,535
   Growth from same period prior year           82.7%        81.1%         74.1%         90.7%           82.9%

   Capital expenditure (excludes TI & CLC)     86,970          907         5,139        16,455         109,471
   Weighted average leaseable sq. ft.         630,700      734,722       753,804       979,088         774,578
   Capital expenditures per leaseable sq.        0.14         0.00          0.01          0.02            0.14
     ft.
---------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
---------------------------------------------------------------------------------------------------------------

  Same Property
   Physical occupancy                           97.0%        90.1%         90.1%         97.3%           97.3%
   Economic occupancy                           94.0%        91.4%         90.7%         94.9%           94.9%

   Average effective rent per occupied           6.35         6.75          7.25          6.95            6.95
     sq. ft.
   Increase from same period prior year         -0.4%         3.0%         20.2%         20.4%           20.4%

   Revenue per occupied square foot              7.97         7.89          8.46          9.07            9.07
   Increase from same period prior year          1.8%        -1.7%         16.6%         26.1% (2)       26.1%

  Combined Total
   Physical occupancy                           96.6%        92.2%         92.8%         96.4%           96.4%
   Economic occupancy                           94.8%        94.0%         93.1%         94.1%           94.1%

   Average effective rent per occupied           8.04         8.10          8.49          7.98            7.98
     sq. ft.
   Increase from same period prior year        -26.1%       -27.6%        -17.8%          0.7%            0.7%

   Revenue per occupied square foot              9.63         9.25         12.13         10.77           10.77
   Increase from same period prior year        -23.4%       -26.9%          3.4%         15.5%           15.5%

-----------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 5 of the 9 retail properties in the current portfolio.
(2) Higher 4th quarter revenue attributable to tax billings and prior rent accrual for a major tenant at Westwood Plaza.
(3) Decrease attributable to sale of QuikTrip properties which had higher rents.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1998
                                            -----------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-----------------------------------------   -----------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------   -----------------------------------------------------------------

  Same Property (1)
   Revenue                                $ 1,072,191                                           $  1,072,191
   Operating expenses                         335,829                                                335,829
   NOI                                        736,362                                                736,362
   Growth from same period prior year            2.3%                                                   2.3%

  Combined Total
   Revenue                                $ 2,387,998                                           $  2,387,998
   Operating expenses                         864,791                                                864,791
   NOI                                      1,523,207                                              1,523,207
   Growth from same period prior year           39.4%                                                  39.4%

   Capital expenditure (excludes TI & CLC)     16,945                                                 16,945
   Weighted average leaseable sq. ft.         979,088                                                979,088
   Capital expenditures per leaseable sq.        0.02                                                   0.02
     ft.
-----------------------------------------   -----------------------------------------------------------------
OCCUPANCY STATUS
-----------------------------------------   -----------------------------------------------------------------

  Same Property
   Physical occupancy                           97.4%                                                  97.4%
   Economic occupancy                           94.9%                                                  94.9%

   Average effective rent per occupied           6.65                                                   6.65
     sq. ft.
   Increase from same period prior year          4.6%                                                   4.6%

   Revenue per occupied square foot              7.90                                                   7.90
   Increase from same period prior year         -0.9%                                                  -0.9%

  Combined Total
   Physical occupancy                           96.5%                                                  96.5%
   Economic occupancy                           94.1%                                                  94.1%

   Average effective rent per occupied           7.80                                                   7.80
     sq. ft.
   Increase from same period prior year         -3.0% (3)                                              -3.0%

   Revenue per occupied square foot             10.11                                                  10.11
   Increase from same period prior year          5.0%                                                   5.0%

-------------------------------------------------------------------------------------------------------------

(1) Reflects the performance of 5 of the 9 retail properties in the current portfolio.
(2) Higher 4th quarter revenue attributable to tax billings and prior rent accrual for a major tenant at Westwood Plaza.
(3) Decrease attributable to sale of QuikTrip properties which had higher rents.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
------------------------------------------------------------------------------------------------------------

Square footage leased                           3,381           --         2,000            --        5,381
Rental dollars                           $     32,558  $        --  $     25,184  $         --  $    57,742
Average base rent per sq. ft.                    9.63           --         12.59            --        10.73

Concessions                                       789           --         1,107            --        1,896
Concessions per square foot leased               0.23           --          0.55            --         0.35

Tenant improvements (TI) committed              4,110           --        21,999            --       26,109
TI committed per sq. ft. leased                  1.22           --         11.00            --         4.85
TI spent                                        2,322        3,852        10,670        12,499       29,343

Capitalized leasing commissions (CLC)           8,568           --         4,604            --       13,172
  committed
CLC committed per square foot leased             2.53           --          2.30            --         2.45
CLC spent                                       2,808        5,760         2,252         2,252       13,072
CLC and TI committed per sq. ft. leased          3.75           --         13.30            --         7.30

------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
------------------------------------------------------------------------------------------------------------

Tenant Retention                                  36%          54%          100%          100%          52%
Square footage leased                           2,850        1,100         1,549         1,200        6,699
Rental dollars                           $     28,781  $    12,100  $     16,265  $     17,568  $    74,714
Average base rent per sq. ft.                   10.10        11.00         10.50         14.64        11.15
Increase in effective rents from renewals        2.4%        14.1%            0%          6.1%         5.7%

Concessions                                     2,800           --            --            --        2,800
Concessions per sq. ft. leased                   0.98           --            --            --         0.42

Tenant improvements (TI) committed              6,000           --            --            --        6,000
TI committed per square foot leased              2.11           --            --            --         0.90
TI spent                                           --           --            --            --           --

Capitalized leasing commissions (CLC)              --           --            --            --           --
  committed
CLC committed per sq. ft. leased                   --           --            --            --           --
CLC spent                                          --           --            --            --           --
CLC and TI committed per sq. ft.                 2.11           --            --            --         0.90
  leased



                      GLENBOROUGH REALTY TRUST INCORPORATED
                             RETAIL PORTFOLIO
                              March 31, 1998

            For the Period:                                               1998
                                            -----------------------------------------------------------------
                                                                                                        Year
                                               1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------   -----------------------------------------------------------------
LEASING PRODUCTION: NEW
-----------------------------------------   -----------------------------------------------------------------

Square footage leased                            2,400                                                 2,400
Rental dollars                            $     32,964                                           $    32,964
Average base rent per sq. ft.                    13.74                                                 13.74

Concessions                                      1,760                                                 1,760
Concessions per square foot leased                0.73                                                  0.73

Tenant improvements (TI) committed                  --                                                    --
TI committed per sq. ft. leased                     --                                                    --
TI spent                                        71,627                                                71,627

Capitalized leasing commissions (CLC)               --                                                    --
  committed
CLC committed per square foot leased                --                                                    --
CLC spent                                        9,519                                                 9,519
CLC and TI committed per sq. ft. leased             --                                                    --

-----------------------------------------   -----------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-----------------------------------------   -----------------------------------------------------------------

Tenant Retention                                   57%                                                   57%
Square footage leased                            2,450                                                 2,450
Rental dollars                            $     30,660                                           $    30,660
Average base rent per sq. ft.                    12.51                                                 12.51
Increase in effective rents from renewals        21.2%                                                 21.2%

Concessions                                         --                                                    --
Concessions per sq. ft. leased                      --                                                    --

Tenant improvements (TI) committed                  --                                                    --
TI committed per square foot leased                 --                                                    --
TI spent                                            --                                                    --

Capitalized leasing commissions (CLC)               --                                                    --
  committed
CLC committed per sq. ft. leased                    --                                                    --
CLC spent                                           --                                                    --
CLC and TI committed per sq. ft.                    --                                                    --
  leased




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                 HOTEL PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1997
                                           -----------------------------------------------------------------
                                                                                                    Year
                                            1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
------------------------------------------------------------------------------------------------------------

  Same Property (1)
   Revenue (2)                           $  1,294,199  $ 1,331,231  $  1,120,903  $  1,086,163  $ 4,832,496
   Operating expenses (3)                     436,774      445,131       461,755       401,013    1,744,673
   NOI                                        857,425      886,100       659,148       685,150    3,087,823
   Growth from same period prior year            1.5%        16.3%         -1.9%          0.9%         4.4%

  Combined Total
   Lease Revenue                         $  1,530,826  $ 1,701,523  $  1,279,344  $  1,468,625  $ 5,980,318
   Operating expenses                         455,836      509,422       510,932       418,102    1,894,292
   NOI                                      1,074,990    1,192,101       768,412     1,050,523    4,086,026
   Growth from same period prior year           37.7%        69.1%         18.2%         54.7%        45.2%

   Capital expenditures                  $     48,125  $    86,546  $    156,641  $     12,956  $   304,268
   Weighted average rooms owned                   633          742           742           742          715
   Capital expenditures per room                   76          117           211            17          426

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
------------------------------------------------------------------------------------------------------------

  Same Property
   Total room revenue                    $  2,662,312  $ 2,675,869  $  2,293,069  $  2,220,108  $ 9,851,358
   Physical occupancy (4)                       74.0%        75.0%         73.0%         71.0%        71.0%

   Average daily rate per occupied       $      69.01  $     67.92  $      66.09  $      65.62  $     65.62
     room (4)
   Increase from prior period                    5.7%         6.8%          5.4%          3.3%         3.3%

   Revenue per available room (REVPAR)(4)$      51.09  $     50.94  $      48.28  $      46.61  $     46.61
   Increase from prior period                    4.4%        10.0%          7.9%          3.5%         3.5%

  Combined Total
   Total room revenues                   $  3,237,636  $ 3,547,474  $  2,700,755  $  3,088,719  $12,574,584
   Physical occupancy (4)                       76.2%        75.2%         71.6%         70.2%        70.2%

   Average daily rate per occupied       $      74.32  $     72.34  $      68.68  $      68.56  $     68.56
     room (4)
   Increase from prior period                   12.0%        12.3%          8.6%          9.2%         9.2%

   Revenue per available room (REVPAR)(4)$      56.64  $     54.42  $      49.16  $      48.14  $     48.14
   Increase from prior period                   10.9%        12.5%          6.9%          6.9%         6.9%

----------------------------------------------------------------------------------------------------------------

(1) Same Property reflects performance of 5 of the 6 hotels in the current portfolio.
(2) For the quarter ended March 31, 1997, same property revenue included $811,575 of lease payments from four hotels which GLB owns and leases back to GHG. Revenue also includes $482,624 of operating revenue from one hotel. The company holds a participating first mortgage interest in this hotel and in accordance with GAAP,
    GLB accounts for the property as though it held fee title. For the quarter ended March 31, 1998, same property revenue includes $813,070 of lease payments from four hotels and $483,862 of operating revenue from one hotel.
(3) Operating expenses paid by lessor for the leased hotels include taxes and insurance; all other expenses paid by lessee.
(4) Numbers represent year-to-date data for the period and include comp rooms.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                 HOTEL PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1998
                                           -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------  -----------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------  -----------------------------------------------------------------

  Same Property (1)
   Revenue (2)                           $  1,296,932                                          $  1,296,932
   Operating expenses (3)                     426,797                                               426,797
   NOI                                        870,135                                               870,135
   Growth from same period prior year            1.5%                                                  1.5%

  Combined Total
   Lease Revenue                         $  1,883,351                                          $  1,883,351
   Operating expenses                         488,759                                               488,759
   NOI                                      1,394,592                                             1,394,592
   Growth from same period prior year           29.7%                                                 29.7%

   Capital expenditures                  $     88,357                                          $     88,357
   Weighted average rooms owned                   742                                                   742
   Capital expenditures per room                  119                                                   119

-----------------------------------------  -----------------------------------------------------------------
OCCUPANCY STATUS
-----------------------------------------  -----------------------------------------------------------------

  Same Property
   Total room revenue                    $  2,679,538                                           $ 2,679,538
   Physical occupancy (4)                       68.7%                                                 68.7%

   Average daily rate per occupied       $      74.83                                           $     74.83
     room (4)
   Increase from prior period                    8.4%                                                  8.4%

   Revenue per available room (REVPAR)(4)$      51.42                                           $     51.42
   Increase from prior period                    0.6%                                                  0.6%

  Combined Total
   Total room revenues                   $  4,068,396                                           $ 4,068,396
   Physical occupancy (4)                       71.0%                                                 71.0%

   Average daily rate per occupied       $      90.30                                           $     90.30
     room (4)
   Increase from prior period                   21.5%                                                 21.5%

   Revenue per available room (REVPAR)(4)$      64.16                                           $     64.16
   Increase from prior period                   13.3%                                                 13.3%

------------------------------------------------------------------------------------------------------------

(1) Same Property reflects performance of 5 of the 6 hotels in the current portfolio.
(2) For the quarter ended March 31, 1997, same property revenue included $811,575 of lease payments from four hotels which GLB owns and leases back to GHG. Revenue also includes $482,624 of operating revenue from one hotel. The company holds a participating first mortgage interest in this hotel and in accordance with GAAP,
    GLB accounts for the property as though it held fee title. For the quarter ended March 31, 1998, same property revenue includes $813,070 of lease payments from four hotels and $483,862 of operating revenue from one hotel.
(3) Operating expenses paid by lessor for the leased hotels include taxes and insurance; all other expenses paid by lessee.
(4) Numbers represent year-to-date data for the period and include comp rooms.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                             MULTI-FAMILY PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1997
                                        --------------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
------------------------------------------------------------------------------------------------------------

  Same Property (1)
   Revenue                               $    929,310  $   930,126  $    901,115  $    914,792  $ 3,675,343
   Operating expenses                         358,568      379,913       391,943       387,318    1,517,742
   NOI                                        570,742      550,213       509,172       527,474    2,157,601
   Growth from same period prior year            9.0%        19.5%         -6.0%          3.0%         5.2%

  Combined Total
   Revenue                               $  1,129,909  $ 1,412,508  $  1,477,798  $  1,515,704  $ 5,535,919
   Operating expenses                         447,290      562,250       639,501       659,708    2,308,749
   NOI                                        682,619      850,258       838,297       855,996    3,227,170
   Growth from same period prior year          565.3%       838.8%        569.8%         42.7%       251.5%

   Capital expenditures                        49,279       45,491        65,907        48,700      209,377
   Weighted average apartment units owned         642          796           866           866          793
   Capital expenditures per apartment unit         77           57            76            56          264

------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS
------------------------------------------------------------------------------------------------------------

  Same Property
   Physical occupancy (at end of                94.8%        95.0%         93.5%         93.7%        93.7%
     period)
   Economic occupancy (at end of                95.1%        95.5%         93.2%         93.3%        93.3%
     period)

   Average effective base rent per       $        585  $       587  $        591  $        599  $       599
     occ. unit
   Increase from same period prior year          2.9%         4.7%          3.9%          3.3%         3.3%

   Apartment annualized turnover rate           51.3%        48.3%         81.0%         43.1%        55.9%

  Combined Total
   Physical occupancy (at end of period)        94.7%        94.2%         93.9%         94.7%        94.7%
   Economic occupancy (at end of period)        94.4%        94.4%         90.1%         91.8%        91.8%

   Average effective base rent per       $        599  $       609  $        610  $        619  $       619
     occ. unit
   Increase from same period prior year         -8.4%        -7.1%         -7.5%          7.4%         7.4%

   Apartment annualized turnover rate           49.2%        46.7%         69.3%         54.0%        55.7%

------------------------------------------------------------------------------------------------------------

(1) Reflects performance of 2 of the 13 properties in the current portfolio which experienced higher vacancies and water expense, and a one-time management transition expense at one of the properties.
(2) Reflects acquisitions during the period.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                             MULTI-FAMILY PORTFOLIO
                                 March 31, 1998

            For the Period:                                              1998
                                           -----------------------------------------------------------------
                                                                                                       Year
                                              1st Qtr      2nd Qtr       3rd Qtr       4th Qtr      To Date
-----------------------------------------  -----------------------------------------------------------------
OPERATING RESULTS
-----------------------------------------  -----------------------------------------------------------------

  Same Property (1)
   Revenue                               $    920,804                                           $   920,804
   Operating expenses                         386,173                                               386,173
   NOI                                        534,631                                               534,631
   Growth from same period prior year           -6.3%                                             -6.3% (1)

  Combined Total
   Revenue                               $  3,762,174                                           $ 3,762,174
   Operating expenses                       1,466,031                                             1,466,031
   NOI                                      2,296,143                                             2,296,143
   Growth from same period prior year          236.4% (2)                                            236.4%

   Capital expenditures                       120,362                                           $   120,362
   Weighted average apartment units owned       2,147                                                 2,147
   Capital expenditures per apartment unit         56                                                    56

-----------------------------------------  -----------------------------------------------------------------
OCCUPANCY STATUS
-----------------------------------------  -----------------------------------------------------------------

  Same Property
   Physical occupancy (at end of                93.7%                                                 93.7%
     period)
   Economic occupancy (at end of                92.0%                                                 92.0%
     period)

   Average effective base rent per       $        603                                           $       603
     occ. unit
   Increase from same period prior year          3.1%                                                  3.1%

   Apartment annualized turnover rate           37.2%                                                 37.2%

  Combined Total
   Physical occupancy (at end of period)        95.6%                                                 95.6%
   Economic occupancy (at end of period)        95.4%                                                 95.4%

   Average effective base rent per       $        602                                           $       602
     occ. unit
   Increase from same period prior year          0.5%                                                  0.5%

   Apartment annualized turnover rate           43.2%                                                 43.2%

-----------------------------------------------------------------------------------------------------------

(1) Reflects performance of 2 of the 13 properties in the current portfolio which experienced higher vacancies and water expense, and a one-time management transition expense at one of the properties.
(2) Reflects acquisitions during the period.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                                 March 31, 1998

---------------------------------------------------------------------------------------------------------------

                                                 1998          1999          2000          2001          2002
---------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO
  Annual base rent expiring                 9,090,780    15,517,848    16,328,316    15,684,804    17,829,792
  Percent of total annual rent                   8.8%         15.1%         15.8%         15.2%         17.3%

  Square footage expiring                     305,194     1,129,728       989,114       915,680     1,063,234
  Percent of square footage                      5.0%         18.4%         16.1%         14.9%         17.3%

  Number of leases                                270           176           144           144            96
  Percent of number of leases                   29.4%         19.2%         15.7%         15.8%         10.5%

---------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO
  Annual base rent expiring                 7,521,732     4,545,972     3,844,392     2,338,956     2,015,784
  Percent of total annual rent                  29.4%         17.8%         15.0%          9.2%          7.9%

  Square footage expiring                     988,730       709,296       553,438       330,665       280,359
  Percent of square footage                     28.7%         20.6%         16.1%          9.6%          8.1%

  Number of leases                                207           132            92            47            28
  Percent of number of leases                   38.8%         24.8%         17.3%          8.8%          5.3%

---------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO
  Annual base rent expiring                 1,633,092     1,617,660     1,618,896     1,069,836       899,352
  Percent of total annual rent                  13.9%         13.8%         13.8%          9.1%          7.7%

  Square footage expiring                     449,933       366,307       372,646       231,939       223,785
  Percent of square footage                     13.5%         11.0%         11.2%          7.0%          6.7%

  Number of leases                                 26            27            21            15             8
  Percent of number of leases                   24.4%         25.2%         19.6%         14.0%          7.5%

---------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO
  Annual base rent expiring                   873,216       922,944       556,440       971,856       175,668
  Percent of total annual rent                  11.6%         12.3%          7.4%         12.9%          2.3%

  Square footage expiring                      87,611        74,675        43,799       104,676        13,560
  Percent of square footage                      9.3%          7.9%          4.6%         11.1%          1.4%

  Number of leases                                 37            44            25            33             7
  Percent of number of leases                   19.6%         23.3%         13.2%         17.5%          3.7%

---------------------------------------------------------------------------------------------------------------



                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                                 March 31, 1998

------------------------------------------------------------------------------------------------------------
                                                                                                   2007 and
                                               2003          2004          2005          2006    thereafter
------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO
  Annual base rent expiring               6,201,600     3,267,636     9,257,760     2,603,472     7,256,340
  Percent of total annual rent                 6.0%          3.2%          9.0%          2.5%          7.1%

  Square footage expiring                   403,047       168,263       546,190       107,009       506,296
  Percent of square footage                    6.6%          2.7%          8.9%          1.7%          8.4%

  Number of leases                               35            12            15             9            16
  Percent of number of leases                  3.8%          1.3%          1.6%          1.0%          1.7%

------------------------------------------------------------------------------------------------------------

OFFICE/FLEX PORTFOLIO
  Annual base rent expiring                 751,584     1,297,416       402,336     1,499,628     1,331,400
  Percent of total annual rent                 2.9%          5.1%          1.6%          5.9%          5.2%

  Square footage expiring                    99,735       155,719        30,000       159,231       140,911
  Percent of square footage                    2.9%          4.5%          0.9%          4.6%          4.0%

  Number of leases                                8             9             1             6             3
  Percent of number of leases                  1.5%          1.7%          0.2%          1.1%          0.5%

------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO
  Annual base rent expiring                 489,576     3,576,120            --       227,496       611,604
  Percent of total annual rent                 4.2%         30.5%          0.0%          1.9%          5.2%

  Square footage expiring                   122,957     1,402,295            --        32,500       120,943
  Percent of square footage                    3.7%         42.2%          0.0%          1.0%          3.7%

  Number of leases                                2             6             0             1             1
  Percent of number of leases                  1.9%          5.6%          0.0%          0.9%          0.9%

------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO
  Annual base rent expiring                 188,148     1,034,580       605,424       135,936     2,047,128
  Percent of total annual rent                 2.5%         13.8%          8.1%          1.8%         27.3%

  Square footage expiring                    28,575       196,659        50,405        10,950       331,957
  Percent of square footage                    3.0%         20.9%          5.3%          1.2%         35.3%

  Number of leases                                6            11             7             4            15
  Percent of number of leases                  3.2%          5.8%          3.7%          2.1%          7.9%

------------------------------------------------------------------------------------------------------------



                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                                 March 31, 1998

---------------------------------------------------------------------------------------------------------------

                                                 1998          1999          2000          2001          2002
---------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO
  Annual base rent expiring                19,118,820    22,604,424    22,348,044    20,065,452    20,920,596
  Percent of total annual rent                  12.9%         15.3%         15.1%         13.6%         14.2%

  Square footage expiring                   1,831,468     2,280,006     1,958,997     1,582,960     1,580,938
  Percent of square footage                     13.2%         16.5%         14.1%         11.4%         11.4%

  Number of leases                                540           379           282           239           139
  Percent of number of leases                   30.9%         21.7%         16.2%         13.7%          8.0%

---------------------------------------------------------------------------------------------------------------



                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                                 March 31, 1998

-------------------------------------------------------------------------------------------------------------
                                                                                                   2007 and
                                               2003          2004          2005          2006    thereafter
-------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO
  Annual base rent expiring               7,630,908      9,175,752    10,265,520     4,466,532    11,246,472
  Percent of total annual rent                 5.2%           6.2%          6.9%          3.0%          7.6%

  Square footage expiring                   654,314      1,922,936       626,595       309,690     1,100,107
  Percent of square footage                    4.7%          13.9%          4.5%          2.2%          7.8%

  Number of leases                               51             38            23            20            35
  Percent of number of leases                  2.9%           2.2%          1.3%          1.1%          2.0%

-------------------------------------------------------------------------------------------------------------



                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                                 March 31, 1998


                                        Office     Office/Flex      Industrial          Retail
                                --------------- --------------- --------------- ---------------

Revenue                            $25,818,923      $8,578,557      $3,293,416      $2,387,998

Operating Expenses                   9,482,761       2,569,126         799,898         864,791
                                --------------- --------------- --------------- ---------------

NOI                                $16,336,162      $6,009,431      $2,493,518      $1,523,207


(1) Consolidating entries represent internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and expenses from the corporate headquarters which are not included in the combined property total.



CONTRIBUTION TO REVENUE
   (GRAPHIC OMITTED)
      (Graphic of pie chart by property type showing percentage contributed to revenue)
CONTRIBUTION TO NOI
   (GRAPHIC OMITTED)
      (Graphic of pie chart by property type showing percentage contributed to NOI)




                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                                 March 31, 1998

                                                      Property      Consolidating              Total
                                  Multi-Family           Total        Entries (1)           Reported
                                --------------- --------------- ------------------ ------------------
Revenue                             $3,762,174     $45,724,419           $238,636        $45,963,055

Operating Expenses                   1,466,031      15,674,366        (1,347,247)         14,324,119
                                --------------- --------------- ------------------ ------------------

NOI                                 $2,296,143     $30,053,053         $1,585,883        $31,638,936


(1) Consolidating entries represent internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and expenses from the corporate headquarters which are not included in the combined property total.


CONTRIBUTION TO REVENUE
   (GRAPHIC OMITTED)
      (Graphic of pie chart by property type showing percentage contributed to revenue)
CONTRIBUTION TO NOI
   (GRAPHIC OMITTED)
      (Graphic of pie chart by property type showing percentage contributed to NOI)




                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

               TERM                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------

Associated Companies                 The REIT owns 100% of the non-voting preferred stock of two real estate companies: Glenborough Corporation and Glenborough Hotel Group.

Average Base                         Rent Base rent charged to tenants.

Capital Expenditures                 Recurring, non-revenue producing purchases of building
                                     improvements and equipment, including tenant improvements and leasing commissions unless otherwise noted. This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.

Capitalized Leasing                  Commissions incurred for obtaining a lease which have been capitalized and are to be
Commissions (CLC)                    amortized over the lease term.

Cash Available For Distribution      Cash available for distribution ("CAD") represents income (loss) before minority
(CAD)                                interests and extraordinary items, adjusted for depreciation and amortization including amortization of deferred financing costs and gains (losses) from the disposal of properties, less lease commissions and recurring capital expenditures, consisting of tenant improvements and normal expenditures intended to extend the useful life of the property such as roof and parking lot repairs. CAD should not be considered an alternative to net income (computed in accordance with GAAP) as ameasure of the Company's financial performance or as an alternative to cash flow from operating activities (computed in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's cash needs.  Further,
                                     CAD as disclosed by other REITs may not be comparable to the Company's calculation of CAD.

CLC Committed                        Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.

CLC Spent                            The portion of committed, capitalized leasing commissions which have been spent by the Company.

Combined Total                       All properties owned in the current year.

Concessions                          Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.

Controlled Partnerships              A group of partnerships for which one of the Associated Companies provides some or all of the following services: asset management, property management, general partner services, and development services.

Debt Coverage Ratio                  EBITDA divided by the difference between debt service and amortization of deferred financing fees.

Debt Service                         Interest expense plus principal reductions of debt, excluding repayments on lines of credit.


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


                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

TERM                                                                          DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------

Dividend Payout Ratio                The percentage of FFO or CAD that will be paid in dividends to the shareholders of Glenborough Realty Trust Incorporated.

Dividend Per Share                   The dividends paid for each share of Glenborough Realty Trust Incorporated.

EBITDA                               EBITDA is computed as income (loss) before minority interests and extraordinary items plus interest expense, income taxes, depreciation and amortization and gains (losses)
                                     on disposal of properties. The Company believes that in addition to net income and cash flows, EBITDA is a useful measure of the financial performance of an equity REIT because, together with net income and cash flows, EBITDA provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures. To evaluate EBITDA and the trends it depicts, the components of EBITDA, such as rental revenues, rental expenses, real estate taxes and general and administrative expenses, should be considered. See "Management's Discussion and Analysis of Financial Condition and
                                     Results of Operations." Excluded from EBITDA are financing costs such as interest as well as depreciation and amortization, each of which can significantly affect a
                                     REIT's results of operations and liquidity and should be considered in evaluating a
                                     REIT's operating performance. Further, EBITDA does not represent net income or cash flows from operating, financing and investing activities as defined by generally accepted accounting principles and does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs. It should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity.  Further, EBITDA as disclosed by other REITs may not be comparable to the Company's calculation of EBITDA.

Economic Occupancy                   Base rental revenue collected divided by gross potential
                                     rent.

Effective Rents                      Annualized rents net of concessions. FFO Multiplier Stock
                                     price per share divided by annualized FFO per share.

FFO Per Share                        FFO divided by the fully diluted weighted average shares outstanding during the period.

Funds From Operations (FFO)          Funds from Operations, as defined by NAREIT, represents income (loss) before minority interests and extraordinary items, adjusted for real estate related depreciation and amortization and gains (losses) from the disposal of properties. In 1996, consolidation and litigation costs were also added back to net income to determine
                                     FFO. The Company believes that FFO is an important and widely used measure of the financial performance of equity REITs which provides a relevant basis for comparison among other REITs. Together with net income and cash flows, FFO provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures. FFO does not represent net income or cash flows from operations as defined by GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's operating performance or as an alternative to cash flows from operating, investing and financing activities (determined in accordance with GAAP) as a measure of liquidity. FFO does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs including principal amortization, capital improvements and distributions to stockholders. Further, FFO as disclosed by other REITs may not be comparable to the Company's calculation of FFO.
                                     The Company calculates FFO in accordance with the White Paper on FFO approved by the
                                     Board of Governors of NAREIT in March 1995.

Interest Coverage Ratio              EBITDA divided by the difference between interest on debt and amortization of deferred financing fees.


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


                                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                                          GLOSSARY OF TERMS

TERM                                                                         DEFINITION
------------------------------------ -----------------------------------------------------------------------------------------

Leasing Production                   Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.
Net Operating Income (NOI)           Revenue less Operating Expenses.

Percent Debt to Total Market         Total notes and mortgages payable divided by the sum of total notes and mortgages
Capitalization                       payable plus the total market value of all shares and units outstanding at the date of calculation.

Percent Increase in Effective        Percentage change in effective base rents from renewal as compared to effective base
Rents From Renewal                   rents as of the prior lease terms. Physical Occupancy Total square feet (units)
                                     rented divided by net rentable square feet (units) as of the end of the quarter.

Ratio of Earnings to Fixed Charges   Computed as income (loss) from operations, before minority interest and extraordinary items, plus fixed charges (excluding capitalized interest) divided by fixed charges. Fixed charges consist of interest costs including amortization of deferred financing costs.

Renewal                              Leases that have been renewed by current tenants.

Rental Dollars                       Total annualized revenues to be earned per year during the term of the lease before
(Leasing Production)                 concessions, TI's and leasing commissions.

Same Property                        Properties owned in the current year which were also owned during the same period of the prior year. If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.

Tenant Improvements (TI)             A capital expense used to improve the physical space occupied by an existing or new tenant. Tenant improvements are amortized over the term of the lease.

TI Committed                         Tenant improvements which have been committed as a part of entering into a lease agreement.

TI Spent                             The portion of committed tenant improvements which have been spent by the Company.

Total Market Capitalization          As of the date calculated, the sum of (a) the product obtained by multiplying the total number of shares and units outstanding by the price per share; plus (b) the
                                     Company's debt as set forth on the most recent financial statements.

Turnover Rate                        The percentage of multifamily units that became available for rent during the period reported.



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


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                  PORTFOLIO MANAGED BY THE ASSOCIATED COMPANIES (1)
                                                    March 31, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                         LOCATION                                SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO

   Grunow Medical Building                       Phoenix                     AZ            47,516                  68%
   Gateway Professional Center                   Sacramento                  CA            50,556                  96%
   Park Plaza                                    Sacramento                  CA            67,688                  89%
   Inland Regional Center                        San Bernardino              CA            81,079                 100%
   Lakeside Tower                                San Bernardino              CA           112,866                  84%
   One Carnegie Plaza                            San Bernardino              CA           102,637                  59%
   One Parkside                                  San Bernardino              CA            70,069                  66%
   One Vanderbilt Way                            San Bernardino              CA            73,809                  85%
   Sante Fe                                      San Bernardino              CA            36,288                 100%
   Two Carnegie Plaza                            San Bernardino              CA            68,925                  82%
   Two Vanderbilt Way                            San Bernardino              CA            69,050                  93%
   Bristol Medical Center                        Santa Ana                   CA            52,311                  79%
   Montrose Office Park                          Rockville                   MD           186,680                  99%
   Poplar Towers                                 Memphis                     TN           100,901                  89%
   Bluemound Commerce Centre                     Brookfield                  WI            48,196                  99%
                                                                                  ----------------
     Total Office Square Footage/Average % Occupied                                     1,168,571                  87%

OFFICE/FLEX PORTFOLIO
   Carnegie Business Center I                    San Bernardino              CA            62,605                  69%
   Carnegie Business Center II                   San Bernardino              CA            50,804                  78%
   Wakefield Engineering Building                Temecula                    CA            44,200                 100%
   NorthPark I, IV, V, & VII                     Charlotte                   NC           319,960                  92%
   The Commons at Great Valley                   Malvern                     PA           200,000                 100%
   Totem Valley Business Center                  Kirkland                    WA           121,645                 100%
                                                                                  ----------------            ---------
     Total Office/Flex Square Footage/Average % Occupied                                  799,214                  93%

INDUSTRIAL PORTFOLIO
   San Sevaine Business Park                     Mira Loma                   CA           172,057                  93%
   Rancon Centre Ontario                         Ontario                     CA           245,000                 100%
   Black Satchel                                 Charlotte                   NC           228,800                 100%
                                                                                  ----------------            ---------
     Total Industrial Square Footage/Average % Occupied                                   645,857                  98%

(1) Operating results and leasing statistics for these properties are not included in the preceding tables.


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


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                  PORTFOLIO MANAGED BY THE ASSOCIATED COMPANIES (1)
                                                    March 31, 1998

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                         LOCATION                                SQ. FEET               % OCC.
-----------------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO
   Baseline Mercado                              Mesa                        AZ            22,960                  71%
   Mountain View Plaza                           Mojave                      CA            57,456                  87%
   Weist Plaza                                   Riverside                   CA           145,778                  99%
   Circuit City                                  San Bernardino              CA            39,123                 100%
   Holiday Spa Health Club                       San Bernardino              CA            25,000                 100%
   Outback Steak House                           San Bernardino              CA             6,500                 100%
   Promo Retail Center                           San Bernardino              CA            66,265                 100%
   Service Retail Center                         San Bernardino              CA            20,780                 100%
   T.G.I. Friday's                               San Bernardino              CA             9,386                 100%
   Aztec Village Center                          San Diego                   CA            23,789                  46%
   Town & Country Center                         Arlington Heights           IL           323,591                  92%
   Glenlake Plaza                                Indianapolis                IN            93,593                  84%
   Heritage Square                               San Antonio                 TX            76,200                  97%
                                                                                  ----------------            ---------
     Total Retail Square Footage/Average % Occupied                                       910,421                  92%

HOTEL PORTFOLIO                                                                        # OF ROOMS             YTD OCC.
   Country Suites by Carlson                     Tempe                       AZ               139                  88%
   Condominium Resort Hotel                      Galveston                   TX               276                  84%
   Condominium Resort Hotel                      Port Aransas                TX                86                  77%
                                                                                  ----------------            ---------
     Total Hotel Rooms/YTD Occupancy                                                          501                  84%

MULTI-FAMILY PORTFOLIO                                                                 # OF UNITS               % OCC.
   Green Meadows                                 Davis                       CA               120                  90%
   Villa La Jolla                                La Jolla                    CA               385                  99%
   La Jolla Canyon Apts.                         San Diego                   CA               157                 100%
   Pacific Bay Club                              San Diego                   CA               159                  98%
   Shadowridge Woodbend                          Vista                       CA               240                  99%
   Georgetowne Apts.                             Omaha                       NE               288                  95%
                                                                                  ----------------            ---------
     Total Multi-Family Units/Average % Occupied                                            1,349                  97%

LAND PORTFOLIO                                                                              ACRES
   Lake Elsinore Square (Retail)                 Lake Elsinore               CA             24.79
   Mountain View Plaza (Retail)                  Mojave                      CA              8.99
   Perris - 4th Avenue (Comm/Retail)             Perris                      CA             17.67
   Perris - Ethanac Road (Comm/Retail)           Perris                      CA             23.76
   Perris - Nuevo Road (Comm.Retail)             Perris                      CA             60.41
   Rancon Center Ontario (Industrial)            Ontario                     CA             41.02
   Rancon Towne Village (Retail)                 Temecula                    CA              1.79
   Tri-City Corporate Center (Off/Retail)        San Bernardino              CA             40.46
                                                                                  ----------------
     Total Land Acres                                                                      218.89


(1) Operating results and leasing statistics for these properties are not included in the preceding tables.